UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 13, 2004

WESTCORP

(Exact Name of Registrant as Specified in Charter)

California	33-13646	51-0308535

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

23 Pasteur, Irvine, California 92618-3804

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (949) 727-1000

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

          The following exhibit is furnished herewith:

          Exhibit 99.1 — Westcorp Press Release dated April 13, 2004

Item 9. Regulation FD Disclosure.

The following disclosure information is being furnished under Item 9 - Regulation FD Disclosure of Form 8-K pursuant to Rule 101(e)(1) of Regulation FD:

On April 14, 2004, Westcorp held a conference call with its subsidiary company WFS Financial Inc. In this conference call, guidance was provided as follows:

“We expect our origination growth rate to be in the mid teens during 2004.

We expect improving credit trends to continue with our chargeoff experience to be in the 2.25% to 2.35% range for all of 2004.

We expect to earn from $3.90 to $4.00 per share at Westcorp, up from our previous guidance of $3.50 per share. At WFS Financial, we expect to earn from $4.20 to $4.30 per share, up from our previous guidance of $3.70 per share.”

This Regulation FD information is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Act.

Item 12. Results of Operations and Financial Condition.

On April 13, 2004, Westcorp issued a press release announcing its results of operations for the quarter ended March 31, 2004. A copy of that press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTCORP, a California corporation

April 14, 2004	By:	/s/ LEE A. WHATCOTT

Lee A. Whatcott Executive Vice President, Chief Financial Officer and Chief Operations Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Westcorp Press Release dated April 13, 2004